UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-05202

BNY Mellon Investment Funds IV, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	08/31
Date of reporting period:	08/31/2021

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Floating Rate Income Fund

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Floating Rate Income Fund

ANNUAL REPORT August 31, 2021

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period of September 1, 2020 through August 31, 2021, as provided by the fund’s primary portfolio managers, Kevin Cronk and Chris Barris of Alcentra NY, LLC, Sub-Investment Adviser

Market and Fund Performance Overview

For the 12-month period ended August 31, 2021, BNY Mellon Floating Rate Income Fund’s Class A shares produced a total return of 7.18%, Class C shares returned 6.36%, Class I shares returned 7.38% and Class Y shares returned 7.44%.1 The fund’s benchmark, the Credit Suisse Leveraged Loan Index (the “Index”), produced a total return of 8.50% for the same period.2

Floating-rate notes generally produced positive total returns over the 12 months, as investors sought a hedge against increasing inflation and interest rates amid a rising rate environment. The fund underperformed the Index largely due to an underweighting to CCC rated debt and COVID-19-sensitive sectors, which outperformed the broader market during the period.

The Fund’s Investment Approach

The fund seeks high current income. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in floating-rate loans and other floating-rate securities. These investments should enable the fund to effectively achieve a floating rate of income. The fund currently intends to invest principally in floating-rate loans and other floating-rate securities of U.S. issuers, but may invest up to 30% of its net assets in securities of foreign issuers.

We buy and sell securities through a value-oriented, bottom-up research process that incorporates a top-down overlay. We use fundamental credit analysis to identify favorable and unfavorable risk/reward opportunities across quality segments, industries and credits, while seeking to mitigate downside risk. Fundamental analysis is complemented by our top-down outlook, which considers market fundamentals, technicals and valuations.

Market Sentiment Turns Positive Toward Risk

Early in the reporting period, risk assets rallied on continued support from central bank and governmental activity intended to counteract the economic effects of widespread COVID-19 lockdowns and business closures. Investor sentiment also improved as COVID-19 infection rates fell during the summer and early fall, and lockdown measures eased, allowing economic activity to pick up in some parts of the world. Spreads generally continued to tighten through the remainder of 2020, when concerns about rising infection rates and renewed economic closures sparked renewed spread widening. However, the tide turned in November when news of potential viable vaccines surfaced. Investor sentiment lifted, and a strong risk-on rally began, particularly in areas of the market that were hard hit by the pandemic, such as travel and leisure names, and low-quality and distressed debt.

The U.S. Treasury yield curve steepened in the second half of 2020 and more significantly in 2021 with rates on intermediate- and long-dated debt increasing as investors anticipated economic reopening and concerns surfaced about potential increases in inflation. While long-dated Treasury bonds underperformed the broader market, securities offering a hedge against inflation rallied. In particular, prospects for rising interest rates fueled strong retail and institutional demand for floating-rate debt, driving prices higher despite increased rates of issuance. The market’s risk-on rally moderated somewhat in the summer of 2021 after the Delta variant of the COVID-19 virus began to spread widely, and the U.S. Federal Reserve signaled its belief that inflationary pressures were likely to prove transitory. Long-term Treasury bonds showed signs of recovery while the performance of low-rated, high yield securities flattened. Nevertheless, for the full reporting period, high yield securities generally offered relatively strong returns compared with most other segments of the bond market.

Allocations Largely Drove Performance

At the beginning of the reporting period, given the potential for COVID-19-related defaults, the fund held materially underweight exposure both to CCC rated debt and to industries that were significantly impacted by the pandemic, such as movie theaters, casinos and airlines. These positions constrained the fund’s performance compared to the Index, as risk assets rallied in anticipation of improving fundamentals due to more widespread economic reopening. In the early months of 2021, as vaccines were deployed and it grew increasingly clear that the U.S. Federal Reserve’s rate cuts and quantitative easing were providing issuers with ready access to capital markets, we increased the fund’s exposure to lower-rated debt and pandemic-sensitive industries—moves that improved relative performance throughout the remainder of the reporting period.

Other credit-related positions generally bolstered performance relative to the Index, including the fund’s overweight exposure to B rated debt and its underweight exposure to BB rated debt. Out-of-index positioning in high yield bonds and collateralized loan obligations (CLOs), which appreciated during the period, also contributed positively to returns. Industry positioning provided mixed results, with an overweight to energy and underweights to defensive areas such as cable and finance enhancing relative performance, while underweights to metals and mining and consumer detracted. During the second half of the period, we reduced the fund’s exposure to utilities and increased exposure to pandemic-sensitive industries, moves that further added to relative returns.

Positioned for Further Growth with an Eye on Risks

As of August 31, 2021, the bank loan market has seen nine consecutive months of inflows, reversing the previous trend of 22 consecutive months of outflows. Demand remains strong from both retail and institutional investors as investors seek higher yields, a hedge against rising rates and inflation. In addition, the CLO market, which represents a majority of loan market activity, is on pace to set issuance records. Default levels, which peaked in the second quarter of 2020, are currently below historical averages. These factors remain supportive of loan pricing and continue to provide a favorable technical environment.

In general, we believe the economy is positioned for further recovery despite the persistent challenge posed by the Delta variant of COVID-19. We remain watchful of secular trends and the Delta variant’s impact on specific industries, recently trimming the fund’s exposure in areas we believed were vulnerable, such as theaters exposed to the expansion of streaming media services and airlines exposed to the impact of COVID-19 on business travel. At the same time, the fund is generally positioned for positive economic developments. While it continues to hold a slight underweight to CCC rated debt, its allocation is much closer to

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

market weight than earlier in the reporting period. Overweight exposure to B rated debt and underweight exposure to BB rated debt further shift the fund’s posture to favor growth.

September 15, 2021

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent, deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through December 31, 2021, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower.

2 Source: FactSet – The Credit Suisse Leveraged Loan Index is designed to mirror the investable universe of the leveraged loan market. Investors cannot invest directly in any index.

Floating-rate loans are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus.

The risks of an investment in a collateralized loan obligation (CLO) depend largely on the type of the collateral and the tranche of the CLO in which the fund invests. CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default, market anticipation of defaults as well as aversion to CLO securities as an asset class.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund's exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Bonds are subject generally to interest-rate, credit, liquidity, call and market risks, to varying degrees. Generally, all other factors being equal, bond prices are inversely related to interest-rate and rate increases can cause price declines.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Floating Rate Income Fund with a hypothetical investment of $10,000 in the Credit Suisse Leveraged Loan Index.

† Source: Morningstar

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in each of the Class A shares, Class C shares and Class I shares of BNY Mellon Floating Rate Income Fund on 9/27/13 (inception date) to a hypothetical investment of $10,000 made in the Credit Suisse Leveraged Loan Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Credit Suisse Leveraged Loan Index is an unmanaged index designed to track the performance of the investable universe of the U.S. dollar denominated leveraged loan market. Unlike a mutual fund, the Indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Floating Rate Income Fund with a hypothetical investment of $1,000,000 in the Credit Suisse Leveraged Loan Index.

† Source: Morningstar

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Floating Rate Income Fund on 9/27/13 (inception date) to a hypothetical investment of $1,000,000 made in the Credit Suisse Leveraged Loan Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all other applicable fees and expenses on Class Y shares. The Credit Suisse Leveraged Loan Index is an unmanaged index designed to track the performance of the investable universe of the U.S. dollar denominated leveraged loan market. Unlike a mutual fund, the Indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 8/31/2021
	Inception Date	1 Year	5 Years	From Inception
Class A shares
with maximum sales charge (2.50%)	9/27/13	4.47%	2.85%	2.67%
without sales charge	9/27/13	7.18%	3.37%	2.99%
Class C shares
with applicable redemption charge†	9/27/13	5.36%	2.60%	2.22%
without redemption	9/27/13	6.36%	2.60%	2.22%
Class I shares	9/27/13	7.38%	3.65%	3.26%
Class Y shares	9/27/13	7.44%	3.67%	3.28%
Credit Suisse Leveraged Loan Index	9/30/13	8.50%	4.68%	4.21%††

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† For comparative purposes, the value of the Indices on 9/30/13 is used as the beginning value on 9/27/13.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Floating Rate Income Fund from March 1, 2021 to August 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended August 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.29	$9.09	$4.02	$3.77
Ending value (after expenses)	$1,017.70	$1,014.30	$1,019.20	$1,019.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended August 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.30	$9.10	$4.02	$3.77
Ending value (after expenses)	$1,019.96	$1,016.18	$1,021.22	$1,021.48
†

Expenses are equal to the fund’s annualized expense ratio of 1.04% for Class A, 1.79% for Class C, .79% for Class I and .74% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
August 31, 2021

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 7.3%
Automobiles & Components - .2%
Standard Profil Automotive GmbH, Sr. Scd. Bonds	EUR	6.25	4/30/2026	1,120,000	[b]	1,262,401
Building Materials - ..1%
CP Atlas Buyer, Sr. Unscd. Notes		7.00	12/1/2028	750,000	[b]	765,938
Chemicals - .2%
Iris Holdings, Sr. Unscd. Notes		8.75	2/15/2026	1,370,000	[b,c]	1,404,010
Collateralized Loan Obligations Debt - 2.9%
Arbour CLO, Ser. 7A, CI. E, 3 Month EURIBOR +6.40%	EUR	6.40	3/15/2033	1,000,000	[b,d]	1,188,241
Ares European XII CLO, Ser. 12A, Cl. E, 3 Month EURIBOR +6.10%	EUR	6.10	4/20/2032	1,450,000	[b,d]	1,719,194
Babson Euro CLO, Ser. 2014-2A, Cl. FR, 3 Month EURIBOR +7.00%	EUR	7.00	11/25/2029	2,000,000	[b,d]	2,304,253
Barings I CLO, Ser. 2018-1A, Cl. D, 3 Month LIBOR +5.50%		5.63	4/15/2031	2,900,000	[b,d]	2,785,027
Barings III CLO, Ser. 2019-3A, Cl. ER, 3 Month LIBOR +6.70%		6.83	4/20/2031	1,000,000	[b,d]	1,000,550
Battalion XIV CLO, Ser. 2019-14A, Cl. D, 3 Month LIBOR +3.95%		4.08	4/20/2032	1,000,000	[b,d]	1,002,419
Dryden 69 Euro CLO, Ser. 2019-69A, Cl. E, 3 Month EURIBOR +6.29%	EUR	6.29	4/18/2032	1,500,000	[b,d]	1,771,513
Euro-Galaxy VII CLO, Ser. 2019-7A, Cl. ER, 3 Month EURIBOR +6.20%	EUR	6.20	7/25/2035	1,175,000	[b,d]	1,365,875
KKR 23 CLO, Ser. 23, Cl. E, 3 Month LIBOR +6.00%		6.13	10/20/2031	2,000,000	[b,d]	1,950,446
KKR 26 CLO, Ser. 26, Cl. ER, 3 Month LIBOR +7.15%		7.15	10/15/2034	1,000,000	[b,d]	989,389
Madison Park Funding XXX CLO, Ser. 2018-30A, Cl. D, 3 Month LIBOR +2.50%		2.63	4/15/2029	765,000	[b,d]	760,210
Neuberger Berman Loan Advisers 24 CLO, Ser. 2017-24A, Cl. E, 3 Month LIBOR +6.02%		6.15	4/19/2030	1,000,000	[b,d]	995,641
OZLM VI CLO, Ser. 2014-6A, Cl. DS, 3 Month LIBOR +6.05%		6.18	4/17/2031	2,000,000	[b,d]	1,891,314
St. Pauls CLO, Ser. 11-A, Cl. E, 3 Month EURIBOR +6.00%	EUR	6.00	1/17/2032	1,000,000	[b,d]	1,174,612
York 1 CLO, Ser. 2014-1A, Cl. DRR, 3 Month LIBOR +3.01%		3.15	10/22/2029	570,000	[b,d]	569,031
					21,467,715
Commercial & Professional Services - .5%
Team Health Holdings, Gtd. Notes		6.38	2/1/2025	1,550,000	[b]	1,482,188

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 7.3% (continued)
Commercial & Professional Services - .5% (continued)
Verisure Midholding, Gtd. Notes	EUR	5.25	2/15/2029	1,650,000	[b]	2,009,198
					3,491,386
Consumer Discretionary - 1.0%
Allen Media, Gtd. Notes		10.50	2/15/2028	1,650,000	[b]	1,596,812
Carnival, Gtd. Notes	EUR	7.63	3/1/2026	525,000		668,708
Carnival, Sr. Unscd. Notes		7.63	3/1/2026	636,000	[b]	677,022
Everi Holdings, Gtd. Notes		5.00	7/15/2029	1,740,000	[b]	1,783,065
NCL, Gtd. Notes		5.88	3/15/2026	1,865,000	[b]	1,871,994
Royal Caribbean Cruises, Sr. Unscd. Notes		5.50	4/1/2028	925,000	[b,e]	933,006
					7,530,607
Energy - .3%
Archrock Partners, Gtd. Notes		6.25	4/1/2028	1,010,000	[b]	1,030,200
Crestwood Midstream Partners, Gtd. Notes		5.63	5/1/2027	1,468,000	[b]	1,484,515
					2,514,715
Health Care - .1%
Air Methods, Sr. Unscd. Notes		8.00	5/15/2025	1,000,000	[b]	966,320
Industrial - .2%
Husky III Holding, Sr. Unscd. Notes		13.00	2/15/2025	1,585,000	[b,c,e]	1,699,746
Internet Software & Services - .3%
Endure Digital, Sr. Unscd. Notes		6.00	2/15/2029	1,270,000	[b]	1,224,064
Northwest Fiber, Sr. Unscd. Notes		6.00	2/15/2028	1,440,000	[b,e]	1,434,982
					2,659,046
Materials - .2%
Mauser Packaging Solutions Holding, Sr. Unscd. Notes		7.25	4/15/2025	1,876,000	[b]	1,856,865
Retailing - .8%
BCPE Ulysses Intermediate, Sr. Unscd. Notes		7.75	4/1/2027	1,500,000	[b,c]	1,487,175
Park River Holdings, Gtd. Notes		5.63	2/1/2029	1,400,000	[b]	1,332,772
Staples, Sr. Unscd. Notes		10.75	4/15/2027	1,500,000	[b]	1,464,375
White Cap Parent, Sr. Unscd. Notes		8.25	3/15/2026	1,570,000	[b,c]	1,626,913
					5,911,235
Technology Hardware & Equipment - .2%
Banff Merger Sub, Sr. Unscd. Notes	EUR	8.38	9/1/2026	1,100,000	[b]	1,355,078
Telecommunication Services - .3%
Connect Finco, Sr. Scd. Notes		6.75	10/1/2026	2,189,000	[b]	2,273,824
Total Bonds and Notes (cost $54,303,839)				55,158,886

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 85.2%
Advertising - 2.6%
ABG Intermediate Holdings 2, 2021 Refinancing Term Loan, 1 Month LIBOR +3.25%		4.00	12/4/2024	2,654,258	[d]	2,646,999
ABG Intermediate Holdings 2, First Lien Incremental Amendment No. 5 Term Loan, 1 Month LIBOR +5.25%		6.25	9/29/2024	939,897	[d]	942,247
Advantage Sales & Marketing, First Lien Initial Term Loan, 2-3 Month LIBOR +5.25%		6.00	10/28/2027	2,878,182	[d]	2,901,783
Clear Channel Outdoor Holdings, Term Loan B, 2-3 Month LIBOR +3.50%		3.62	8/21/2026	4,490,540	[d]	4,392,310
Polyconcept North America, First Lien Closing Date Term Loan, 3 Month LIBOR +4.50%		5.50	8/16/2023	2,347,014	[d]	2,294,206
Red Ventures, First Lien Term Loan B-3, 3 Month LIBOR +3.50%		4.25	11/8/2024	1,969,751	[d]	1,970,677
Summer BC Holdco B, USD Additional Facility Term Loan B-2, 3 Month LIBOR +4.50%		5.25	12/25/2026	2,247,839	[d]	2,247,850
Terrier Media Buyer, 2021 Refinancing Term Loan B, 1 Month LIBOR +3.50%		3.58	12/17/2026	1,953,931	[d]	1,944,767
					19,340,839
Airlines - 1.3%
AAdvantage Loyalty, Initial Term Loan, 3 Month LIBOR +4.75%		5.50	4/20/2028	5,660,455	[d]	5,836,014
American Airlines, 2020 Replacement Term Loan, 1 Month LIBOR +1.75%		1.83	1/29/2027	1,130,580	[d]	1,065,340
Mileage Plus Holdings, Initial Term Loan, 1 Month LIBOR +5.25%		6.25	6/20/2027	2,800,000	[d]	2,975,350
					9,876,704
Automobiles & Components - 1.4%
Autokiniton US Holdings, Closing Date Term Loan B, 12 Month LIBOR +4.50%		5.00	4/6/2028	2,710,209	[d]	2,719,952
Clarios Global, First Lien Amendment No. 1 Dollar Term Loan, 3 Month LIBOR +3.25%		3.34	4/30/2026	2,805,545	[d]	2,780,407
Clarios Global, First Lien Amendment No. 1 Euro Term Loan, 1 Month EURIBOR +3.25%	EUR	3.25	4/30/2026	2,000,000	[d]	2,347,071
Truck Hero, Initial Term Loan, 1 Month LIBOR +3.25%		4.00	2/24/2028	2,788,257	[d]	2,781,286
					10,628,716

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 85.2% (continued)
Building Materials - 1.9%
Cornerstone Building, New Term Loan B, 1 Month LIBOR +3.25%	3.75	4/12/2028	5,237,896	[d]	5,227,264
CP Atlas Buyer, Term Loan B, 2-3 Month LIBOR +3.75%	4.25	11/23/2027	4,306,679	[d]	4,295,180
Tamko Building Products, Initial Term Loan, 2-3 Month LIBOR +3.00%	3.11	5/31/2026	1,994,610	[d]	1,984,637
Watlow Electric Manufacturing, Term Loan B, 3 Month LIBOR +4.00%	4.50	3/2/2028	2,923,244	[d]	2,926,284
				14,433,365
Chemicals - 3.4%
ColourOZ Investment 2, First Lien Initial Term Loan B-2, 3 Month LIBOR +4.25%	5.25	9/7/2023	4,042,203	[d]	3,988,301
ColourOZ Investment 2, First Lien Initial Term Loan C, 3 Month LIBOR +4.25%	5.25	9/7/2023	717,996	[d]	708,422
Encapsys, Term Loan B-2, 1 Month LIBOR +3.25%	4.25	11/30/2024	4,397,930	[d]	4,404,813
Flexsys, Term Loan B, 1 Month LIBOR +5.25%	6.00	8/12/2028	2,970,000	[d]	2,940,300
LSF11 Skyscraper Holdco, USD Facility Term Loan B-3, 3 Month LIBOR +3.50%	4.25	9/30/2027	4,043,699	[d]	4,047,075
Polar US Borrower, Initial Term Loan, 3 Month LIBOR +4.75%	4.89	10/16/2025	4,111,047	[d]	4,116,185
Sparta US HoldCo, First Lien Initial Term Loan, 3 Month LIBOR +3.50%	4.25	8/2/2028	3,048,226	[d]	3,052,524
Venator Finance, Initial Term Loan, 1 Month LIBOR +3.00%	3.08	8/8/2024	2,573,316	[d]	2,544,366
				25,801,986
Commercial & Professional Services - 6.9%
Adtalem Global Education, Term Loan B, 1 Month LIBOR +4.50%	5.25	8/12/2028	2,302,000	[d]	2,308,331
Amentum Government Services, First Lien Initial Term Loan, 1 Month LIBOR +3.50%	3.58	1/31/2027	2,161,617	[d]	2,150,809
Amentum Government Services, First Lien Tranche 2 Term Loan, 3 Month LIBOR +4.75%	5.50	1/31/2027	629,838	[d]	634,405
APX Group, Initial Term Loan, 1 Month LIBOR +3.50%	4.00	7/9/2028	3,306,014	[d]	3,300,411
AVSC Holding, Term Loan B-1, 3 Month LIBOR +3.50%	4.50	3/1/2025	2,750,217	[d]	2,401,105

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 85.2% (continued)
Commercial & Professional Services - 6.9% (continued)
Cast & Crew Payroll, First Lien Initial Term Loan, 1 Month LIBOR +3.75%	3.83	2/7/2026	2,268,151	[d]	2,258,227
Creative Artists Agency, Incremental Term Loan, 1 Month LIBOR +3.75%	3.83	11/26/2026	1,461,978	[d]	1,454,668
EAB Global, Term Loan, 3 Month LIBOR +3.50%	3.60	8/16/2028	3,020,785	[d]	3,004,745
Electro Rent, First Lien Initial Term Loan, 3 Month LIBOR +5.00%	6.00	1/31/2024	2,424,846	[d]	2,428,387
Employbridge, Term Loan B, 3 Month LIBOR +4.75%	5.50	7/19/2028	2,213,603	[d]	2,194,920
Ensemble RCM, Closing Date Term Loan, 3 Month LIBOR +3.75%	3.88	8/1/2026	2,971,271	[d]	2,974,450
National Intergovernment, First Lien Initial Term Loan, 3 Month LIBOR +3.50%	3.65	5/23/2025	3,115,399	[d]	3,092,034
New Constellis Borrower, Second Lien Exit Term Loan B, 1 Month LIBOR +11.00%	12.00	3/27/2025	753,760	[c,d]	639,991
Parexel International, Initial Term Loan, 1 Month LIBOR +2.75%	2.83	9/27/2024	3,080,133	[d]	3,079,055
Pre-Paid Legal Services, First Lien Initial Term Loan, 1 Month LIBOR +3.25%	3.33	5/1/2025	2,800,767	[d]	2,788,514
RLG Holdings, First Lien Closing Date Initial Term Loan, 3 Month LIBOR +4.25%	5.00	7/8/2028	2,291,850	[d]	2,294,359
RLG Holdings, First Lien Delayed Draw Term Loan, 3 Month LIBOR +0.00%	0.75	7/8/2028	540,099	[d,f]	540,690
Team Health Holdings, Initial Term Loan, 1 Month LIBOR +2.75%	3.75	2/6/2024	3,169,608	[d]	3,093,443
The Hertz, Initial Term Loan B, 1 Month LIBOR +3.50%	4.00	6/30/2028	1,961,054	[d]	1,955,455
The Hertz, Initial Term Loan C, 1 Month LIBOR +3.50%	4.00	6/30/2028	369,583	[d]	368,528
Verscend Holding, New Term Loan B, 1 Month LIBOR +4.00%	4.09	8/27/2025	4,849,813	[d]	4,849,813
WW International, Initial Term Loan, 1 Month LIBOR +3.50%	4.00	4/13/2028	4,186,275	[d]	4,176,332
				51,988,672
Consumer Discretionary - 5.9%
Allen Media, Term Loan B, 2 Month LIBOR +5.50%	5.65	2/10/2027	3,343,309	[d]	3,311,965

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 85.2% (continued)
Consumer Discretionary - 5.9% (continued)
AP Gaming I, First Lien Incremental Term Loan B, 3 Month LIBOR +3.50%		4.50	2/15/2024	3,025,142	[d]	2,999,927
AP Gaming I, Term Loan B-1, 3 Month LIBOR +13.00%		14.00	2/15/2024	579,773	[d]	602,964
Aristocrat International, Initial Term Loan, 3 Month LIBOR +3.75%		4.75	10/19/2024	2,486,002	[d]	2,492,838
Caesars Resort Collection, Term Loan B-1, 3 Month LIBOR +4.50%		4.58	7/20/2025	5,258,069	[d]	5,276,420
Carnival, New Term Loan B, 3 Month LIBOR +3.00%		3.75	6/30/2025	2,009,849	[d]	2,002,564
Carnival, Senior Secured Term Loan B, 3 Month EURIBOR +3.75%	EUR	3.75	6/30/2025	1,500,000	[d]	1,771,497
Crown Finance US, Initial Term Loan B-1, 3 Month LIBOR +6.00%		7.00	5/23/2024	1,055,586	[c]	1,302,957
Dealer Tire, Term Loan B-1, 1 Month LIBOR +4.25%		4.33	12/12/2025	3,271,004	[d]	3,270,187
Landry's Finance Acquisition, 2020 Initial Term Loan, 3 Month LIBOR +12.00%		13.00	10/4/2023	143,811	[d]	157,473
Raptor Acquisition, Term Loan B, 1 Month LIBOR +4.00%		4.75	11/1/2026	1,768,292	[d]	1,773,376
Scientific Games International, Initial Term Loan B-5, 1 Month LIBOR +2.75%		2.83	8/14/2024	3,222,846	[d]	3,198,852
Tecta America, First Lien Initial Term Loan, 1 Month LIBOR +4.25%		5.00	4/9/2028	3,575,853	[d]	3,585,919
Travel Leaders Group, 2018 Refinancing Term Loan, 1 Month LIBOR +4.00%		4.08	1/25/2024	1,888,526	[d]	1,756,329
UFC Holdings, Term Loan B-3, 6 Month LIBOR +2.75%		3.50	4/29/2026	3,336,177	[d]	3,320,080
Varsity Brands Holding, First Lien Initial Term Loan, 1 Month LIBOR +3.50%		4.50	12/15/2024	3,389,578	[d]	3,326,633
William Morris Endeavor, New Term Loan B-1, 1 Month LIBOR +2.75%		2.84	5/18/2025	4,138,079	[d]	4,039,158
					44,189,139
Consumer Staples - .4%
Kronos Acquisition Holdings, Tranche Term Loan B-1, 3 Month LIBOR +3.75%		4.25	12/22/2026	3,075,196	[d]	3,004,574
Diversified Financials - 1.6%
Apex Group Treasury, EUR Term Loan, 2 Month EURIBOR +4.00%	EUR	4.00	7/27/2028	1,500,000	[d]	1,777,218

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 85.2% (continued)
Diversified Financials - 1.6% (continued)
Paysafe Holdings US, Facility Term Loan B-1, 3 Month LIBOR +2.75%		3.25	6/24/2028	287,098	[d]	284,657
Paysafe Holdings US, Term Loan Facility B2, 3 Month EURIBOR +3.00%	EUR	3.00	6/24/2028	1,000,000	[d]	1,168,452
Russell Investments US, New 2025 Term Loan, 3 Month LIBOR +3.50%		4.50	5/30/2025	3,110,000	[d]	3,110,000
Tegra118 Wealth Solutions, Initial Term Loan, 3 Month LIBOR +4.00%		4.12	2/18/2027	2,792,724	[d]	2,795,782
VFH Parent, Initial Term Loan, 1 Month LIBOR +3.00%		3.09	3/1/2026	2,943,880	[d]	2,931,928
					12,068,037
Electronic Components - .3%
1A Smart Start, Initial Term Loan, 3 Month LIBOR +4.75%		5.75	8/19/2027	2,045,590	[d]	2,048,147
Energy - 2.7%
BCP Renaissance Parent, Initial Term Loan, 3 Month LIBOR +3.50%		4.50	11/1/2024	2,340,182	[d]	2,320,677
Brazos Delaware II, Initial Term Loan, 1 Month LIBOR +4.00%		4.09	5/29/2025	4,491,085	[d]	4,382,019
GIP III Stetson I, Initial Term Loan, 1 Month LIBOR +4.25%		4.33	7/18/2025	1,726,855	[d]	1,661,640
Lower Cadence Holdings, Initial Term Loan, 1 Month LIBOR +4.00%		4.08	5/22/2026	2,644,760	[d]	2,643,715
Natgasoline, Initial Term Loan, 1 Month LIBOR +3.50%		3.63	11/14/2025	3,466,545	[d]	3,470,878
Traverse Midstream Partners, Advance Term Loan, 1 Month LIBOR +5.50%		6.50	9/27/2024	3,266,316	[d]	3,275,250
WaterBridge Midstream Operating, Initial Term Loan, 6 Month LIBOR +5.75%		6.75	6/21/2026	2,501,579	[d]	2,419,377
					20,173,556
Environmental Control - 1.3%
Filtration Group, Initial Euro Term Loan, 3 Month EURIBOR +3.50%	EUR	3.50	3/29/2025	1,971,736	[d]	2,327,405
Packers Holdings, Initial Term Loan, 6 Month LIBOR +3.25%		4.00	3/9/2028	3,278,331	[d]	3,253,743
Waterlogic USA Holdings, Facility B2 Term Loan, 1 Month LIBOR +4.75%		5.25	8/12/2028	4,158,702	[d]	4,158,722
					9,739,870

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 85.2% (continued)
Food Products - 1.0%
Atkins Nutritionals Holdings, Initial Term Loan, 1 Month LIBOR +3.75%		4.75	7/7/2024	1,460,198	[d]	1,466,886
Shearer's Foods, First Lien Refinancing Term Loan, 3 Month LIBOR +3.50%		4.25	9/23/2027	3,052,693	[d]	3,051,503
Sovos Brands Intermediate, First Lien Initial Term Loan, 3 Month LIBOR +4.25%		5.00	6/8/2028	2,556,107	[d]	2,565,156
					7,083,545
Food Service - .4%
TKC Holdings, Term Loan, 3 Month LIBOR +5.50%		6.50	5/14/2028	2,956,745	[d]	2,943,203
Forest Products & Paper - .3%
SPA US HoldCo, USD Facility Term Loan B, 3 Month LIBOR +4.00%		4.75	3/18/2028	2,518,121	[d]	2,520,488
Health Care - 10.1%
Agiliti Health, Amendment No. 2 Term Loan, 1 Month LIBOR +2.75%		3.50	1/4/2026	221,666	[d]	221,389
Agiliti Health, Term Loan, 1 Month LIBOR +2.75%		2.88	1/4/2026	2,577,507	[d]	2,566,243
Air Methods, Initial Term Loan, 3 Month LIBOR +3.50%		4.50	4/21/2024	2,946,567	[d]	2,905,020
Albany Molecular Research, Term Loan, 2 Month LIBOR +3.75%		4.50	8/30/2026	3,016,168	[d]	3,021,552
Auris Luxembourg III, Facility Term Loan B-2, 1 Month LIBOR +3.75%		3.83	2/21/2026	3,935,795	[d]	3,884,138
CAB SELARL, Facility Term Loan B, 6 Month EURIBOR +3.50%	EUR	3.50	2/9/2028	1,500,000	[d]	1,764,678
CPI Holdco, First Lien Term Loan B-1, 1 Month LIBOR +3.75%		3.83	11/4/2026	2,316,762	[d]	2,316,357
eResearchTechnology, First Lien Initial Term Loan, 1 Month LIBOR +4.50%		5.50	2/4/2027	2,994,179	[d]	3,007,743
Financiere Mendel, Term Loan, 6 Month EURIBOR +4.50%	EUR	4.50	4/12/2026	3,000,000	[d]	3,561,662
Gainwell Acquisition, Term Loan B, 3 Month LIBOR +4.00%		4.75	10/1/2027	4,136,750	[d]	4,154,849
Global Medical Response, 2020 Term Loan, 3-6 Month LIBOR +4.75%		5.75	10/2/2025	3,283,500	[d]	3,301,625
LifePoint Health, First Lien Term Loan B, 1 Month LIBOR +3.75%		3.83	11/16/2025	2,292,842	[d]	2,279,165
MED ParentCo, First Lien Initial Term Loan, 1 Month LIBOR +4.25%		4.33	8/31/2026	3,606,069	[d]	3,601,002

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 85.2% (continued)
Health Care - 10.1% (continued)
One Call, First Lien Term Loan B, 3 Month LIBOR +5.50%		6.25	4/22/2027	5,390,000	[d]	5,441,663
Organon & Co., Senior Secured Dollar Term Loan, 3 Month LIBOR +3.00%		3.50	6/2/2028	3,337,982	[d]	3,353,287
Ortho-Clinical Diagnostics, 2020 Incremental Euro Term Loan, 3 Month EURIBOR +3.50%	EUR	3.50	6/30/2025	2,266,302	[d]	2,677,849
Ortho-Clinical Diagnostics, Refinancing Term Loan, 1 Month LIBOR +3.00%		3.09	6/30/2025	309,725	[d]	309,725
Pathway Vet Alliance, 2021 Replacement Term Loan, 1 Month LIBOR +3.75%		3.83	3/31/2027	3,037,911	[d]	3,023,663
PetVet Care Centers, 2021 First Lien New Term Loan, 1 Month LIBOR +3.50%		4.25	2/15/2025	1,263,167	[d]	1,263,691
PetVet Care Centers, First Lien Initial Term Loan, 1 Month LIBOR +2.75%		2.83	2/14/2025	2,122,487	[d]	2,097,282
PetVet Care Centers, Second Lien Initial Term Loan, 1 Month LIBOR +6.25%		6.33	2/15/2026	1,488,652	[d]	1,496,095
Phoenix Newco, Term Loan, 1 Month LIBOR +3.50%		4.00	8/11/2028	3,873,057	[d]	3,875,962
Pluto Acquisition I, 2021 First Lien Term Loan, 1-3 Month LIBOR +4.00%		4.10	6/20/2026	1,001,124	[d]	1,000,293
Radnet Management, First Lien Initial Term Loan, 3 Month LIBOR +3.00% and 3 Month PRIME +2.00%		4.50	4/23/2028	1,324,138	[d]	1,321,099
Resonetics, First Lien Initial Term Loan, 3 Month LIBOR +4.00%		4.75	4/28/2028	2,862,872	[d]	2,871,818
Surgery Center Holdings, 2021 New Term Loan, 1 Month LIBOR +3.75%		4.50	8/31/2026	3,827,035	[d]	3,833,617
Upstream Newco, August 2021 Incremental Term Loan, 1 Month LIBOR +4.25%		4.35	11/20/2026	2,663,102	[d]	2,659,773
WCG Purchaser, First Lien Initial Term Loan, 1 Month LIBOR +4.00%		5.00	1/8/2027	4,378,898	[d]	4,395,319
					76,206,559
Industrial - 3.3%
Brand Industrial Services, Initial Term Loan, 3 Month LIBOR +4.25%		5.25	6/21/2024	4,096,054	[d]	4,050,546

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 85.2% (continued)
Industrial - 3.3% (continued)
CIRCOR International, New Term Loan, 1 Month LIBOR +3.25%	4.25	12/11/2024	1,603,378	[d]	1,594,960
Osmose Utilities Services, First Lien Initial Term Loan, 1 Month LIBOR +3.25%	3.75	6/17/2028	2,637,363	[d]	2,625,270
Pro Mach Group, Delayed Draw Term Loan, 1 Month LIBOR +4.00%	5.00	8/13/2028	312,607	[d,f]	313,357
Pro Mach Group, Initial Term Loan, 1 Month LIBOR +4.00%	5.00	8/13/2028	1,925,660	[d]	1,930,282
Qualtek USA, Tranche Term Loan B, 2-3 Month LIBOR +6.25%	7.25	7/18/2025	2,414,085	[d]	2,392,962
Titan Acquisition, Initial Term Loan, 3 Month LIBOR +3.00%	3.17	3/28/2025	1,984,807	[d]	1,946,034
USIC Holdings, 2021 Term Loan, 1 Month LIBOR +3.50%	4.25	5/14/2028	2,747,240	[d]	2,741,058
VAC Germany Holding GmbH, Term Loan B, 3 Month LIBOR +4.00%	5.00	3/8/2025	2,999,250	[d]	2,804,299
Ventia Deco, 2019 Refinancing Term Loan B, 3 Month LIBOR +4.00%	5.00	5/21/2026	2,099,651	[d]	2,108,186
Yak Access, First Lien Initial Term Loan, 1-3 Month LIBOR +5.00%	5.10	7/11/2025	2,307,436	[d]	1,990,164
				24,497,118
Information Technology - 10.2%
Ascend Learning, Incremental Term Loan, 1 Month LIBOR +3.75%	4.75	7/12/2024	1,841,129	[d]	1,846,311
Athenahealth, Additional Term Loan B-1, 3 Month LIBOR +4.25%	4.36	2/11/2026	2,502,136	[d]	2,513,871
Boxer Parent, 2021 Replacement Dollar Term Loan, 1 Month LIBOR +3.75%	3.83	10/2/2025	4,673,724	[d]	4,649,374
CT Technologies, 2021 Reprice Term Loan, 1 Month LIBOR +4.25%	5.00	12/16/2025	2,988,619	[d]	2,998,228
DCert Buyer, First Lien Initial Term Loan, 1 Month LIBOR +4.00%	4.08	10/16/2026	4,897,726	[d]	4,896,036
DCert Buyer, Second Lien Initial Term Loan, 1 Month LIBOR +7.00%	7.08	2/16/2029	1,000,000	[d]	1,012,320
Dun & Bradstreet, Term Loan B, 1 Month LIBOR +3.25%	3.34	2/8/2026	4,368,196	[d]	4,340,218
ECL Entertainment, Term Loan B, 1 Month LIBOR +7.50%	8.25	4/30/2028	1,780,000	[d]	1,815,600
Finastra USA, First Lien Dollar Term Loan, 3 Month LIBOR +3.50%	4.50	6/13/2024	7,393,348	[d]	7,314,350

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 85.2% (continued)
Information Technology - 10.2% (continued)
GI Consilio Parent, First Lien Initial Term Loan, 1 Month LIBOR +4.00%	4.50	5/17/2028	2,020,802	[d]	2,009,435
Greeneden US Holdings II, Dollar Term Loan B-4, 1 Month LIBOR +4.00%	4.75	12/1/2027	5,308,858	[d]	5,326,006
Hyland Software, 2018 Refinancing Term Loan, 1 Month LIBOR +3.50%	4.25	7/1/2024	4,975,836	[d]	4,986,012
Ivanti Software, First Amendment Term Loan, 3 Month LIBOR +4.00%	4.75	12/1/2027	1,002,526	[d]	1,005,032
Ivanti Software, First Lien Initial Term Loan, 3 Month LIBOR +4.75%	5.75	12/1/2027	3,724,857	[d]	3,735,342
Mitchell International, First Lien Initial Term Loan, 1 Month LIBOR +3.25%	3.33	12/1/2024	4,360,227	[d]	4,322,097
Quest Software US Holdings, First Lien Initial Term Loan, 3 Month LIBOR +4.25%	4.38	5/18/2025	2,319,355	[d]	2,319,901
RealPage, First Lien Initial Term Loan, 1 Month LIBOR +3.25%	3.75	4/22/2028	4,296,201	[d]	4,276,610
SCS Holdings I, New Tranche Term Loan B, 1 Month LIBOR +3.50%	3.58	7/1/2026	3,052,332	[d]	3,044,426
Solera, First Lien Dollar Term Loan, 3 Month LIBOR +4.00%	4.50	6/4/2028	3,118,451	[d]	3,119,808
Thoughtworks, Initial Term Loan, 1 Month LIBOR +3.25%	3.75	3/26/2028	1,475,241	[d]	1,472,017
TIBCO Software, Term Loan B-3, 1 Month LIBOR +3.75%	3.84	7/3/2026	3,578,803	[d]	3,558,672
UKG, 2021 Incremental Term Loan, 3 Month LIBOR +3.25%	4.00	5/3/2026	1,233,391	[d]	1,235,820
UKG, First Lien Initial Term Loan, 1 Month LIBOR +3.75%	3.83	5/3/2026	4,465,062	[d]	4,472,965
Ultimate Software Group, Second Lien Initial Term Loan, 3 Month LIBOR +6.75%	7.50	5/3/2027	174,107	[d]	177,373
				76,447,824
Insurance - 3.6%
Alliant Holdings Intermediate, 2020 New Term Loan, 1 Month LIBOR +3.75%	4.25	11/6/2027	3,599,269	[d]	3,606,251
Asurion, New Term Loan B-4, 1 Month LIBOR +5.25%	5.33	1/15/2029	2,004,663	[d]	1,997,988
Asurion, New Term Loan B-7, 1 Month LIBOR +3.00%	3.08	11/3/2024	1,703,587	[d]	1,677,232

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 85.2% (continued)
Insurance - 3.6% (continued)
Asurion, New Term Loan B-8, 1 Month LIBOR +3.25%	3.33	12/23/2026	1,634,834	[d]	1,605,202
Asurion, Second Lien Term Loan B-3, 1 Month LIBOR +5.25%	5.33	2/3/2028	5,717,585	[d]	5,699,203
HUB International, Incremental Term Loan B-3, 3 Month LIBOR +3.25%	4.00	4/25/2025	3,563,703	[d]	3,566,376
Mayfield Agency Borrower, First Lien Term Loan B, 1 Month LIBOR +4.50%	4.58	2/28/2025	4,157,572	[d]	4,148,031
Sedgwick Claims Management Services, 2019 New Term Loan, 1 Month LIBOR +3.75%	3.83	9/3/2026	1,766,810	[d]	1,759,416
Sedgwick Claims Management Services, 2020 Term Loan, 1 Month LIBOR +4.25%	5.25	9/3/2026	126,845	[d]	127,216
Sedgwick CMS, Term Loan, 1 Month LIBOR +3.25%	3.33	12/31/2025	3,166,373	[d]	3,131,543
				27,318,458
Internet Software & Services - 3.0%
Endure Digital, Initial Term Loan, 6 Month LIBOR +3.50%	4.25	2/10/2028	5,320,000	[d]	5,290,926
ION Trading Finance, Initial Dollar Term Loan, 3 Month LIBOR +4.75%	4.92	4/1/2028	2,860,000	[d]	2,865,906
Proofpoint, Initial Term Loan, 1 Month LIBOR +3.25%	3.75	8/31/2028	2,166,268	[d]	2,155,891
ProQuest, First Lien Initial Term Loan, 1 Month LIBOR +3.25%	3.33	10/23/2026	3,079,558	[d]	3,078,326
PUG, USD Term Loan B, 1 Month LIBOR +3.50%	3.58	2/13/2027	2,033,488	[d]	1,979,255
Trader, Senior Secured First Lien Term Loan, 1 Month LIBOR +3.00%	4.00	9/28/2023	3,179,841	[d]	3,177,854
WeddingWire, First Lien Initial Term Loan, 2-3 Month LIBOR +4.50%	4.62	12/21/2025	3,718,000	[d]	3,722,647
				22,270,805
Materials - 4.3%
Ball Metalpack Finco, First Lien Initial Term Loan, 3 Month LIBOR +4.50%	4.62	7/31/2025	3,322,074	[d]	3,309,616
Berlin Packaging, Tranche B-4 Initial Term Loan, 3 Month LIBOR +3.25%	3.75	3/11/2028	2,362,373	[d]	2,339,340
Berlin Packaging, Tranche B-5 Term Loan, 1-3 Month LIBOR +3.75%	4.25	3/11/2028	1,797,659	[d]	1,787,772

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 85.2% (continued)
Materials - 4.3% (continued)
Charter Nex US, 2021 Refinancing Term Loan, 1 Month LIBOR +3.75%	4.50	12/1/2027	4,212,627	[d]	4,219,852
Fort Dearborn Holding, First Lien Initial Term Loan, 1-3 Month LIBOR +4.00%	5.00	10/19/2023	2,413,757	[d]	2,419,610
LABL, USD Facility Term Loan B, 1 Month LIBOR +4.00%	4.08	7/2/2026	2,988,373	[d]	2,987,820
MAR Bidco, USD Facility B Term Loan, 2 Month LIBOR +4.25%	4.75	6/28/2028	1,635,479	[d]	1,634,456
Mauser Packaging Solutions, Initial Term Loan, 1 Month LIBOR +3.25%	3.34	4/3/2024	1,492,228	[d]	1,457,258
Plaze, 2021-1 Term Loan, 1 Month LIBOR +3.75%	4.50	8/3/2026	1,507,175	[d]	1,499,639
Proampac PG Borrower, 2020-1 Term Loan, 1 Month LIBOR +3.75%	4.50	11/3/2025	4,100,288	[d]	4,105,434
Tecostar Holdings, 2017 First Lien Term Loan, 3 Month LIBOR +3.50%	4.50	5/1/2024	3,518,423	[d]	3,470,784
Tosca Services, 2021 Refinancing Term Loan, 1 Month LIBOR +3.50%	4.25	8/18/2027	2,704,072	[d]	2,703,234
				31,934,815
Media - 2.3%
Banijay Group US Holding, USD Facility Term Loan B, 1 Month LIBOR +3.75%	3.84	3/1/2025	4,044,207	[d]	4,027,788
Directv Financing, Closing Date Term Loan, 1 Month LIBOR +5.00%	5.75	8/2/2027	3,704,819	[d]	3,708,598
Meredith, Tranche Term Loan B-3, 3 Month LIBOR +4.25%	5.25	1/31/2025	2,248,600	[d]	2,299,902
Radiate Holdco, Term Loan B, 1 Month LIBOR +3.50%	4.25	9/25/2026	4,829,159	[d]	4,824,499
WideOpenWest Finance, Refinancing Term Loan B, 1 Month LIBOR +3.25%	4.25	8/19/2023	2,569,982	[d]	2,571,138
				17,431,925
Metals & Mining - .2%
American Rock Salt, First Lien Initial Term Loan, 1 Month LIBOR +4.00%	4.75	6/11/2028	1,660,022	[d]	1,668,323

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 85.2% (continued)
Real Estate - .2%
Brookfield Retail Holdings, Initial Term Loan A-2, 1 Month LIBOR +3.00%	3.08	8/24/2023	1,784,884	[d]	1,781,912
Retailing - 5.3%
Academy, Refinancing Term Loan, 1 Month LIBOR +3.75%	4.50	11/6/2027	2,160,000	[d]	2,165,065
Great Outdoors Group, Term Loan B-1, 6 Month LIBOR +4.25%	5.00	3/5/2028	7,133,902	[d]	7,169,572
IRB Holding, Fourth Amendment Incremental Term Loan, 3 Month LIBOR +3.25%	4.25	12/15/2027	1,581,492	[d]	1,583,136
LBM Acquisition, Amendment No. 1 Term Loan, 1 Month LIBOR +3.75%	4.50	12/18/2027	789,573	[d]	779,704
LBM Acquisition, Delayed Draw Term Loan, 1 Month LIBOR +3.75%	4.50	12/18/2027	394,787	[d,f]	389,852
LBM Acquisition, First Lien Initial Term Loan, 3 Month LIBOR +3.75%	4.50	12/18/2027	2,997,760	[d]	2,960,288
LS Group OpCo Acquistion, Initial Term Loan, 3 Month LIBOR +3.25%	4.00	11/2/2027	1,949,410	[d]	1,951,847
Park River Holdings, Initial Term Loan, 3 Month LIBOR +3.25%	4.00	12/28/2027	3,874,072	[d]	3,854,702
Petco Health & Wellness, First Lien Initial Term Loan, 3 Month LIBOR +3.25%	4.00	3/4/2028	3,431,400	[d]	3,429,255
PetSmart, Initial Term Loan, 3 Month LIBOR +3.75%	4.50	2/12/2028	2,410,400	[d]	2,417,173
SRS Distribution, 2021 Refinancing Term Loan, 6 Month LIBOR +3.75%	4.25	6/2/2028	1,880,260	[d]	1,876,151
Staples, 2019 Refinancing New Term Loan B-1, 3 Month LIBOR +5.00%	5.13	4/12/2026	4,162,661	[d]	3,947,597
Talbots, First Lien Initial Term Loan, 3 Month LIBOR +7.00%	8.00	11/28/2022	1,732,278	[d,g]	1,671,649
White Cap Buyer, Initial Closing Date Term Loan, 1 Month LIBOR +4.00%	4.50	10/19/2027	2,887,730	[d]	2,892,697
Woof Holdings, First Lien Initial Term Loan, 3 Month LIBOR +3.75%	4.50	12/21/2027	3,061,554	[d]	3,068,259
				40,156,947

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 85.2% (continued)
Semiconductors & Semiconductor Equipment - .9%
Bright Bidco, 2018 Refinancing Term Loan B, 3 Month LIBOR +3.50%	4.50	6/30/2024	1,845,201	[d]	1,491,541
Natel Engineering, Initial Term Loan, 1-6 Month LIBOR +5.00%	6.00	4/30/2026	3,016,058	[d]	2,918,036
Ultra Clean Holdings, Second Amendment Term Loan B, 1 Month LIBOR +3.75%	3.83	8/27/2025	2,637,629	[d]	2,644,223
				7,053,800
Technology Hardware & Equipment - 3.5%
Access CIG, First Lien Term Loan B, 1 Month LIBOR +3.75%	3.84	2/27/2025	1,897,260	[d]	1,885,146
Atlas CC Acquisition, First Lien Term Loan B, 3 Month LIBOR +4.25%	5.00	5/25/2028	3,990,578	[d]	4,008,595
Atlas CC Acquisition, First Lien Term Loan C, 3 Month LIBOR +4.25%	5.00	5/25/2028	811,643	[d]	815,308
Marnix SAS, Term Loan, 3 Month LIBOR +4.00%	4.50	8/2/2028	1,596,849	[d]	1,595,851
McAfee, USD Term Loan B, 1 Month LIBOR +3.75%	3.83	9/29/2024	4,369,298	[d]	4,375,043
Peraton, First Lien Term Loan B, 3 Month LIBOR +3.75%	4.50	2/1/2028	3,520,142	[d]	3,526,003
Sitel Worldwide, Initial Dollar Term Loan, 1 Month LIBOR +3.75%	4.25	7/29/2028	1,991,979	[d]	1,990,734
Surf Holdings, Senior Secured First Lien Dollar Tranche Term Loan, 3 Month LIBOR +3.50%	3.63	3/5/2027	4,421,093	[d]	4,389,880
Tempo Acquisition, Extending Term Loan, 1 Month LIBOR +3.25%	3.75	10/31/2026	2,307,397	[d]	2,310,766
VeriFone Systems, First Lien Initial Term Loan, 3 Month LIBOR +4.00%	4.13	8/20/2025	1,546,105	[d]	1,495,439
				26,392,765
Telecommunication Services - 4.2%
Altice France, USD TLB-13 Incremental Term Loan, 3 Month LIBOR +4.00%	4.12	8/14/2026	6,789,629	[d]	6,782,567
CCI Buyer, First Lien Initial Term Loan, 3 Month LIBOR +4.00%	4.75	12/17/2027	4,905,197	[d]	4,920,550
CommScope, Initial Term Loan, 1 Month LIBOR +3.25%	3.33	4/4/2026	2,095,480	[d]	2,074,787
Connect Finco, Amendment No. 1 Refinancing Term Loan, 1 Month LIBOR +3.50%	4.50	12/12/2026	2,363,711	[d]	2,365,436
Crown Subsea Communications, Initial Term Loan, 1 Month LIBOR +5.00%	5.75	4/27/2027	2,233,377	[d]	2,253,857

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Floating Rate Loan Interests - 85.2% (continued)
Telecommunication Services - 4.2% (continued)
Cyxtera DC Holdings, First Lien Initial Term Loan, 6 Month LIBOR +3.00%	4.00	5/1/2024	1,917,517	[d]	1,891,007
Eagle Broadband Investments, Initial Term Loan, 3 Month LIBOR +3.00%	3.75	11/12/2027	2,523,907	[d]	2,526,280
MTN Infrastructure TopCo, 2020 Incremental Term Loan, 1 Month LIBOR +4.00%	5.00	11/17/2024	440,653	[d]	441,093
MTN Infrastructure TopCo, Initial Term Loan, 1 Month LIBOR +3.00%	4.00	11/17/2024	3,125,748	[d]	3,126,030
West, Initial Term Loan B, 3 Month LIBOR +4.00%	5.00	10/10/2024	4,941,740	[d]	4,785,705
				31,167,312
Transportation - 1.1%
First Student Bidco, Initial Term Loan B, 2 Month LIBOR +3.00%	3.50	7/21/2028	1,788,347	[d]	1,777,536
First Student Bidco, Initial Term Loan C, 2 Month LIBOR +3.00%	3.50	7/21/2028	660,128	[d]	656,138
PODS, Term Loan, 1 Month LIBOR +3.00%	3.75	3/31/2028	2,498,435	[d]	2,493,363
Worldwide Express, First Lien Initial Term Loan, 2 Month LIBOR +4.25%	5.00	7/26/2028	3,647,655	[d]	3,652,215
				8,579,252
Utilities - 1.6%
Astoria Energy, Advance Term Loan B, 3 Month LIBOR +3.50%	4.50	12/10/2027	2,813,488	[d]	2,814,487
Eastern Power, Term Loan B, 3 Month LIBOR +3.75%	4.75	10/2/2025	3,064,342	[d]	2,743,015
EFS Cogen Holdings I, Advance Term Loan B, 3 Month LIBOR +3.50%	4.50	10/1/2027	5,083,037	[d]	5,082,529
Helix Gen Funding, Term Loan, 1 Month LIBOR +3.75%	4.75	6/3/2024	1,311,353	[d]	1,273,513
				11,913,544
Total Floating Rate Loan Interests (cost $637,791,739)			640,662,200

Description		Shares		Value ($)
Common Stocks - .1%
Commercial & Professional Services - .0%
New Constellis Borrower		47,534	[g,h]	130,719
Information Technology - .1%
Skillsoft		34,850	[h]	337,348
Total Common Stocks (cost $387,235)		468,067

Exchange-Traded Funds - 1.5%
Registered Investment Companies - 1.5%
Invesco Senior Loan ETF		176,304	[e]	3,903,371
iShares iBoxx High Yield Corporate Bond ETF		22,950	[e]	2,021,666
SPDR Blackstone Senior Loan ETF		92,402		4,247,720
SPDR Bloomberg Barclays High Yield Bond ETF		9,150	[e]	1,006,500
Total Exchange-Traded Funds (cost $11,052,860)		11,179,257
	1-Day Yield (%)
Investment Companies - 7.8%
Registered Investment Companies - 7.8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $58,401,662)	0.06	58,401,662	[i]	58,401,662

STATEMENT OF INVESTMENTS (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - .8%
Registered Investment Companies - .8%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $6,282,173)	0.02	6,282,173	[i] 6,282,173
Total Investments (cost $768,219,508)		102.7%	772,152,245
Liabilities, Less Cash and Receivables		(2.7%)	(20,094,548)
Net Assets		100.0%	752,057,697

ETF—Exchange-Traded Fund

EURIBOR—Euro Interbank Offered Rate

LIBOR—London Interbank Offered Rate

PRIME—Prime Lending Rate

SPDR—Standard & Poor's Depository Receipt

EUR—Euro

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At August 31, 2021, these securities were valued at $54,490,178 or 7.25% of net assets.

c Payment-in-kind security and interest may be paid in additional par.

d Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

e Security, or portion thereof, on loan. At August 31, 2021, the value of the fund’s securities on loan was $7,558,869 and the value of the collateral was $7,778,944, consisting of cash collateral of $6,282,173 and U.S. Government & Agency securities valued at $1,496,771.

f Investment, or portion of investment, represents an unfunded floating note loan interest outstanding.

g The fund held Level 3 securities at August 31, 2021. These securities were valued at $1,802,368 or .24% of net assets.

h Non-income producing security.

i Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Consumer, Non-cyclical	19.0
Consumer, Cyclical	16.3
Technology	14.8
Industrial	12.7
Communications	12.6
Investment Companies	10.1
Financial	5.5
Basic Materials	4.2
Energy	3.0
Collateralized Loan Obligations	2.9
Utilities	1.6
102.7

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 8/31/20 ($)	Purchases ($)†	Sales ($)	Value 8/31/21 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	44,896,589	308,609,970	(295,104,897)	58,401,662	7.8	28,029
Investment of Cash Collateral for Securities Loaned;††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	4,650,750	24,101,803	(28,752,553)	-	-	3,979†††
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	294,603,110	(288,320,937)	6,282,173.8		18,959†††
Total	49,547,339	627,314,882	(612,178,386)	64,683,835	8.6	50,967

† Includes reinvested dividends/distributions.

†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund SL Shares.

††† Represents securities lending income earned from reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS August 31, 2021

Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized (Depreciation) ($)
Citigroup
United States Dollar	30,859,671	Euro	26,230,000	9/29/2021	(130,389)
Gross Unrealized Depreciation					(130,389)

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $7,558,869)—Note 1(c):
Unaffiliated issuers	703,535,673	707,468,410
Affiliated issuers	64,683,835	64,683,835
Cash		4,766,260
Cash denominated in foreign currency	162,286	166,473
Receivable for investment securities sold		23,442,640
Receivable for shares of Common Stock subscribed		11,244,626
Dividends, interest and securities lending income receivable		2,994,894
Prepaid expenses		59,666
		814,826,804
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		417,738
Payable for investment securities purchased		55,602,052
Liability for securities on loan—Note 1(c)		6,282,173
Payable for shares of Common Stock redeemed		165,567
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		130,389
Directors’ fees and expenses payable		10,626
Other accrued expenses		160,562
		62,769,107
Net Assets ($)		752,057,697
Composition of Net Assets ($):
Paid-in capital		848,883,136
Total distributable earnings (loss)		(96,825,439)
Net Assets ($)		752,057,697

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	17,092,690	451,014	105,019,355	629,494,638
Shares Outstanding	1,486,874	39,269.52	9,156,508	54,971,294
Net Asset Value Per Share ($)	11.50	11.49	11.47	11.45

See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended August 31, 2021

Investment Income ($):
Income:
Interest	35,086,763
Dividends:
Unaffiliated issuers	248,501
Affiliated issuers	28,029
Income from securities lending—Note 1(c)	22,938
Total Income	35,386,231
Expenses:
Management fee—Note 3(a)	4,551,637
Loan commitment fees—Note 2	289,979
Shareholder servicing costs—Note 3(c)	147,471
Professional fees	128,891
Registration fees	78,498
Directors’ fees and expenses—Note 3(d)	60,912
Prospectus and shareholders’ reports	37,987
Chief Compliance Officer fees—Note 3(c)	14,319
Custodian fees—Note 3(c)	8,012
Distribution fees—Note 3(b)	3,644
Miscellaneous	73,229
Total Expenses	5,394,579
Less—reduction in expenses due to undertaking—Note 3(a)	(64,934)
Net Expenses	5,329,645
Investment Income—Net	30,056,586
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	3,504,611
Net realized gain (loss) on forward foreign currency exchange contracts	479,634
Net Realized Gain (Loss)	3,984,245
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	14,608,264
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	102,927
Net Change in Unrealized Appreciation (Depreciation)	14,711,191
Net Realized and Unrealized Gain (Loss) on Investments	18,695,436
Net Increase in Net Assets Resulting from Operations	48,752,022

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2021	2020
Operations ($):
Investment income—net	30,056,586	36,499,136
Net realized gain (loss) on investments	3,984,245	(51,032,034)
Net change in unrealized appreciation (depreciation) on investments	14,711,191	12,413,080
Net Increase (Decrease) in Net Assets Resulting from Operations	48,752,022	(2,119,818)
Distributions ($):
Distributions to shareholders:
Class A	(559,205)	(1,008,899)
Class C	(16,295)	(59,284)
Class I	(3,405,384)	(3,884,311)
Class Y	(25,337,296)	(34,837,342)
Total Distributions	(29,318,180)	(39,789,836)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	20,556,516	4,121,481
Class C	151,878	25,000
Class I	57,867,939	40,700,690
Class Y	187,517,421	176,816,515
Distributions reinvested:
Class A	531,684	911,140
Class C	13,423	53,747
Class I	3,381,482	3,831,271
Class Y	7,598,349	11,656,045
Cost of shares redeemed:
Class A	(10,826,322)	(23,542,401)
Class C	(540,231)	(927,627)
Class I	(29,108,962)	(58,870,872)
Class Y	(160,732,171)	(364,463,475)
Increase (Decrease) in Net Assets from Capital Stock Transactions	76,411,006	(209,688,486)
Total Increase (Decrease) in Net Assets	95,844,848	(251,598,140)
Net Assets ($):
Beginning of Period	656,212,849	907,810,989
End of Period	752,057,697	656,212,849

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31,
	2021	2020
Capital Share Transactions (Shares):
Class Aa
Shares sold	1,791,709	374,175
Shares issued for distributions reinvested	46,581	81,029
Shares redeemed	(945,771)	(2,149,120)
Net Increase (Decrease) in Shares Outstanding	892,519	(1,693,916)
Class C
Shares sold	13,218	2,176
Shares issued for distributions reinvested	1,187	4,791
Shares redeemed	(47,621)	(84,525)
Net Increase (Decrease) in Shares Outstanding	(33,216)	(77,558)
Class Ia
Shares sold	5,064,067	3,690,759
Shares issued for distributions reinvested	298,422	342,178
Shares redeemed	(2,555,513)	(5,351,245)
Net Increase (Decrease) in Shares Outstanding	2,806,976	(1,318,308)
Class Ya
Shares sold	16,529,040	16,039,487
Shares issued for distributions reinvested	672,727	1,044,871
Shares redeemed	(14,210,096)	(33,225,903)
Net Increase (Decrease) in Shares Outstanding	2,991,671	(16,141,545)

[a]

During the period ended August 31, 2021, 604,656 Class Y shares representing $6,884,187 were exchanged for 603,756 Class I shares. During the period ended August 31, 2020, 56,251 Class A shares representing $626,502 were exchanged for 56,365 Class I shares and 786,853 Class Y shares representing $8,765,754 were exchanged for 785,942 Class I shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended August 31,
Class A Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	11.16	11.64	12.07	12.13	12.06
Investment Operations:
Investment income—net[a]	.46	.55	.65	.51	.44
Net realized and unrealized gain (loss) on investments	.33	(.48)	(.47)	(.11)	.05
Total from Investment Operations	.79	.07	.18	.40	.49
Distributions:
Dividends from investment income—net	(.45)	(.55)	(.61)	(.46)	(.42)
Net asset value, end of period	11.50	11.16	11.64	12.07	12.13
Total Return (%)[b]	7.18	.69	1.59	3.38	4.14
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.10	1.19	1.12	.99	1.02
Ratio of net expenses to average net assets	1.04	1.04	1.02	.99	1.02
Ratio of net investment income to average net assets	4.01	4.74	5.26	4.19	3.61
Portfolio Turnover Rate	81.57	93.27	86.44	91.78	97.82
Net Assets, end of period ($ x 1,000)	17,093	6,634	26,637	19,165	14,483

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class C Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	11.15	11.63	12.06	12.11	12.04
Investment Operations:
Investment income—net[a]	.36	.44	.54	.41	.35
Net realized and unrealized gain (loss) on investments	.34	(.45)	(.45)	(.10)	.05
Total from Investment Operations	.70	(.01)	.09	.31	.40
Distributions:
Dividends from investment income—net	(.36)	(.47)	(.52)	(.36)	(.33)
Net asset value, end of period	11.49	11.15	11.63	12.06	12.11
Total Return (%)[b]	6.36	(.05)	.82	2.62	3.38
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.94	1.84	1.80	1.78	1.81
Ratio of net expenses to average net assets	1.79	1.79	1.77	1.75	1.78
Ratio of net investment income to average net assets	3.26	3.94	4.52	3.40	2.85
Portfolio Turnover Rate	81.57	93.27	86.44	91.78	97.82
Net Assets, end of period ($ x 1,000)	451	808	1,745	2,166	2,652

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Year Ended August 31,
Class I Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	11.14	11.62	12.05	12.11	12.05
Investment Operations:
Investment income—net[a]	.48	.54	.68	.54	.47
Net realized and unrealized gain (loss) on investments	.33	(.44)	(.47)	(.10)	.05
Total from Investment Operations	.81	.10	.21	.44	.52
Distributions:
Dividends from investment income—net	(.48)	(.58)	(.64)	(.50)	(.46)
Net asset value, end of period	11.47	11.14	11.62	12.05	12.11
Total Return (%)	7.38	1.06	1.78	3.68	4.47
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.86	.85	.82	.77	.80
Ratio of net expenses to average net assets	.79	.79	.77	.75	.78
Ratio of net investment income to average net assets	4.26	4.90	5.58	4.45	3.87
Portfolio Turnover Rate	81.57	93.27	86.44	91.78	97.82
Net Assets, end of period ($ x 1,000)	105,019	70,716	89,078	18,280	18,492

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended August 31,
Class Y Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	11.12	11.60	12.03	12.09	12.03
Investment Operations:
Investment income—net[a]	.49	.55	.66	.54	.47
Net realized and unrealized gain (loss) on investments	.32	(.44)	(.44)	(.10)	.05
Total from Investment Operations	.81	.11	.22	.44	.52
Distributions:
Dividends from investment income—net	(.48)	(.59)	(.65)	(.50)	(.46)
Net asset value, end of period	11.45	11.12	11.60	12.03	12.09
Total Return (%)	7.44	1.03	1.90	3.60	4.51
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.75	.75	.73	.72	.74
Ratio of net expenses to average net assets	.75	.75	.73	.72	.74
Ratio of net investment income to average net assets	4.30	4.95	5.55	4.46	3.91
Portfolio Turnover Rate	81.57	93.27	86.44	91.78	97.82
Net Assets, end of period ($ x 1,000)	629,495	578,055	790,351	1,121,392	877,163

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Floating Rate Income Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Fund IV, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering four series, including the fund. The fund’s investment objective is to seek high current income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Alcentra NY, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (75 million shares authorized), Class C (75 million shares authorized), Class I (75 million shares authorized) and Class Y (275 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and

NOTES TO FINANCIAL STATEMENTS (continued)

unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in debt securities floating rate loan interests and other securities, excluding short-term investments (other than U.S. Treasury Bills), and forward foreign currency exchange contracts (“forward contracts”) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Company’s Board of Directors (the “Board”). Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. These securities are generally categorized within Level 2 of the fair value hierarchy.

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

NOTES TO FINANCIAL STATEMENTS (continued)

Each Service and independent valuation firm is engaged under the general oversight of the Board.

Fair valuing of securities may be determined with the assistance of a Service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of August 31, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Collateralized Loan Obligations	-	21,467,715	-	21,467,715
Corporate Bonds	-	33,691,171	-	33,691,171
Equity Securities - Common Stocks	337,348	-	130,719	468,067

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)(continued)
Investments In Securities:†(continued)
Exchange-Traded Funds	11,179,257	-	-	11,179,257
Floating Rate Loan Interests	-	638,990,551	1,671,649	640,662,200
Investment Companies	64,683,835	-	-	64,683,835
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(130,389)	-	(130,389)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchanged traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Floating Rate Loan Interests & Equity Securities-Common Stocks ($)
Balance as of 8/31/2020	3,884,827
Realized gain (loss)	385,970
Change in unrealized appreciation (depreciation)	773,982
Purchases/Issuances	-
Sales/Dispositions	(2,109,761)
Transfers into Level 3†	1,671,649
Transfers out of Level 3†	(2,804,299)
Balance as of 8/31/2021††	1,802,368
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to investments still held at 8/31/2021	25,957

† Transfers into of Level 3 represent the value at the date of transfer. The transfer into Level 3 for the current period was due to the lack of observable inputs. The transfer out of Level 3 for the current period was due to the resumption of trading of a security.

†† Securities deemed as Level 3 due to the lack of significant observable inputs by management assessment.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

NOTES TO FINANCIAL STATEMENTS (continued)

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended August 31, 2021, The Bank of New York Mellon earned $3,202 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.  Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

The fund invests in floating rate loan interests. The floating rate loans in which the fund invests typically are below investment grade securities, and inherently speculative. In the event of the bankruptcy of a borrower, the fund could experience delays or limitations imposed by insolvency laws with respect to its ability to realize the benefits of any collateral securing the borrower’s loan.

The fund invests in collateralized loan obligations (“CLOs”). CLOs and other structured credit investments are generally backed by an asset or a pool of assets (typically senior secured loans, certain subordinated loans and other credit-related assets in the case of CLOs) which serve as collateral. The cash flows from CLOs and structured credit investments are split into two or more portions, called tranches, varying in risk and yield. The fund and other investors in CLOs and structured finance securities ultimately bear the credit risk of the underlying collateral. If there are defaults or the relevant collateral otherwise underperforms, scheduled payments to senior tranches of such securities take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. The riskiest portion is the “equity” tranche, which is subordinate to the other tranches in the event of defaults. Senior tranches typically have higher ratings and lower yields than its underlying securities, and may be rated investment grade. The ratings reflect both the credit quality of underlying collateral as well as how much protection a given tranche is afforded by tranches that are subordinate to it.

NOTES TO FINANCIAL STATEMENTS (continued)

CLOs and other structured finance securities may present risks similar to those of the other types of debt obligations and, in fact, such risks may be of greater significance in the case of CLOs and other structured finance securities. In addition to the general risks associated with investing in debt securities, CLO securities carry additional risks, including, but not limited to: (1) the possibility that distributions from collateral assets will not be adequate to make interest or other payments; (2) the quality of the collateral may decline in value or default; (3) the possibility that the class of CLOs held by the fund is subordinate to other senior classes; and (4) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. Additionally, changes in the collateral held by a CLOs may cause payments on the instruments the fund holds to be reduced, either temporarily or permanently. Structured investments, particularly the subordinated interests in which the fund invests, are less liquid than many other types of securities and may be more volatile than the assets underlying the CLOs the fund may target. In addition, CLOs and other structured credit investments may be subject to prepayment risk. The fund will not invest in CLO equity tranches.

The fund invests primarily in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On August 31, 2021, the Board declared a cash dividend of $.038, $.031, $.041 and $.041 per share from undistributed investment income-net for Class A, Class C, Class I and Class Y shares, respectively, payable on September 1, 2021, to shareholders of record as of the close of business on August 31, 2021. The ex-dividend date was September 1, 2021.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended August 31, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended August 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $4,681,486, accumulated capital losses $104,881,728 and unrealized appreciation $3,374,803.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to August 31, 2021. The fund has $22,715,439 of short-term capital losses and $82,166,289 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2021 and August 31, 2020 were as follows: ordinary income $29,318,180 and $39,789,836, respectively.

(h) New accounting pronouncements: In March 2020, the FASB issued Accounting Standards Update 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting (“ASU 2020-04”), and in January 2021, the FASB issued Accounting Standards Update 2021-01, Reference Rate Reform (Topic

NOTES TO FINANCIAL STATEMENTS (continued)

848): Scope (“ASU 2021-01”), which provides optional, temporary relief with respect to the financial reporting of contracts subject to certain types of modifications due to the planned discontinuation of the London Interbank Offered Rate (“LIBOR”) and other interbank offered rates as of the end of 2021. The temporary relief provided by ASU 2020-04 and ASU 2021-01 is effective for certain reference rate-related contract modifications that occur during the period from March 12, 2020 through December 31, 2022. Management is evaluating the impact of ASU 2020-04 and ASU 2021-01 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the reference rate reform. Management is also currently actively working with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 30, 2020, the Citibank Credit Facility was $927 million with Tranche A available in an amount equal to $747 million and Tranche B available in an amount equal to $180 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2021, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .65% of the value of the fund’s average daily net assets and is payable monthly. The Adviser has contractually agreed, from September 1, 2020 through December 31, 2021, to waive receipt of its fees and/or assume the direct expenses of the fund, so that the direct expenses of none of the classes (excluding Rule 12b-1

Distribution Plan fees, Shareholder Services Plan fees, taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed .75% of the fund’s average daily net assets. On or after December 31, 2021, the Adviser may terminate the expense limitation agreement at any time. The reduction in expenses, pursuant to the undertaking, amounted to $64,934 during the period ended August 31, 2021.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Sub-Adviser serves as the fund’s sub-investment adviser responsible for the day-to-day management of the fund’s portfolio. The Adviser pays the sub-investment adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-investment advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-investment advisory fee paid by the Adviser to any unaffiliated sub-investment adviser in the aggregate with other unaffiliated sub-investment advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-investment advisory fee payable by the Adviser separately to a sub-investment adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-investment adviser and recommend the hiring, termination, and replacement of any sub-investment adviser to the Board.

During the period ended August 31, 2021, the Distributor retained $725 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended August 31, 2021, Class C shares were charged $3,644 pursuant to the Distribution Plan.

NOTES TO FINANCIAL STATEMENTS (continued)

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2021, Class A and Class C shares were charged $37,875 and $1,215, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Directors who are not “interested persons” of the Company and who have no direct or indirect financial interest in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged an overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended August 31, 2021, the fund was charged $9,113 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity.

During the period ended August 31, 2021, the fund was charged $8,012 pursuant to the custody agreement.

During the period ended August 31, 2021, the fund was charged $14,319 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $410,070, Distribution Plan fees of $287, Shareholder Services Plan fees of $4,482, custodian fees of $2,800, Chief Compliance Officer fees of $6,286 and transfer agency fees of $1,855, which are offset against an expense reimbursement currently in effect in the amount of $8,042.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities and forward contracts, during the period ended August 31, 2021, amounted to $611,507,793 and $558,046,588, respectively.

Floating Rate Loan Interests: Floating rate instruments are loans and other securities with interest rates that adjust or “float” periodically. Floating rate loans are made by banks and other financial institutions to their corporate clients. The rates of interest on the loans adjust periodically by reference to a base lending rate, such as the LIBOR plus a premium or credit spread. Floating rate loans reset on periodic set dates, typically 30 to 90 days, but not to exceed one year. The fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

The fund may enter into certain credit agreements all or a portion of which may be unfunded. The fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Statement of Investments. At August 31, 2021, the fund had sufficient cash and/or securities to cover these commitments.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among

NOTES TO FINANCIAL STATEMENTS (continued)

other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended August 31, 2021 is discussed below.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward Contracts open at August 31, 2021 are set forth in the Statement of Forward Foreign Currency Exchange Contracts.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At August 31, 2021, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Forward contracts	-	(130,389)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	-	(130,389)
Derivatives not subject to
Master Agreements	-	-
Total gross amount of assets
and liabilities subject to
Master Agreements	-	(130,389)

The following table presents derivative liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of August 31, 2021:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Citigroup	(130,389)		-	130,389		-

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended August 31, 2021:

Average Market Value ($)
Forward contracts	31,631,615

At August 31, 2021, the cost of investments inclusive of derivative contracts for federal income tax purposes was $769,043,297; accordingly, accumulated net unrealized appreciation on investments was $3,108,948, consisting of $6,899,675 gross unrealized appreciation and $3,790,727 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the fund and Board of Directors of
BNY Mellon Investment Funds IV, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Floating Rate Income Fund (the “Fund”), a series of BNY Mellon Investment Funds IV, Inc., including the statements of investments and forward foreign currency exchange contracts, as of August 31, 2021, and the statement of investments in affiliated issuers as of and for the year then ended, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements), and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of August 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of August 31, 2021, by correspondence with the custodian, agent banks, and brokers or by other appropriate auditing procedures when replies from agent bank, and brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more BNY Mellon Investment Adviser, Inc. investment companies since 1994.

New York, New York
October 22, 2021

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes the fund designates the maximum amount allowable but not less than 90.16% as interest-related dividends in accordance with Sections 871(k)(1) and 881(e) of the Internal Revenue Code. Where required by federal tax law rules, shareholders will receive notification of their portion of the Fund’s taxable ordinary dividends and capital gains distributions paid for the 2021 calendar year on Form 1099-DIV which will be mailed in early 2022.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the funds to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. The fund has established a Highly Liquid Investment Minimum (“HLIM”) and will review the HLIM periodically, no less frequently than annually. The fund has adopted policies and procedures to address any shortfall of the fund’s highly liquid assets below the HLIM and the Program Administrator will notify the fund board if the shortfall lasts for more than seven consecutive calendar days. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the fund’s board. Furthermore, the board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness, describes any material changes made to the Program and the determination of the fund’s HLIM.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the fund board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

BOARD MEMBERS INFORMATION (Unaudited)
INDEPENDENT BOARD MEMBERS

Joseph S. DiMartino (77)
Chairman of the Board (1999)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 97

———————

Francine J. Bovich (70)
Board Member (2012)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 54

———————

Andrew J. Donohue (71)
Board Member (2019)

Principal Occupation During Past 5 Years:

• Attorney, Solo Law Practice (2019-Present)

• Shearman & Sterling LLP. A law firm, Of Counsel (2017-2019)

• Chief of Staff to the Chair of the SEC (2015-2017)

Other Public Company Board Memberships During Past 5 Years:

• Oppenheimer Funds (58 funds), Director (2017-2019)

No. of Portfolios for which Board Member Serves: 44

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)
INDEPENDENT BOARD MEMBERS (continued)

Kenneth A. Himmel (75)
Board Member (1994)

Principal Occupation During Past 5 Years:

• Gulf Related, an international real estate development company, Managing Partner (2010-Present)

• Related Urban Development, a real estate development company, President and Chief Executive Officer (1996-Present)

• American Food Management, a restaurant company, Chief Executive Officer (1983-Present)

• Himmel & Company, a real estate development company, President and Chief Executive Officer (1980-Present)

No. of Portfolios for which Board Member Serves: 21

———————

Stephen J. Lockwood (74)
Board Member (1994)

Principal Occupation During Past 5 Years:

• Stephen J. Lockwood and Company LLC, a real estate investment company, Chairman (2000-Present)

No. of Portfolios for which Board Member Serves: 21

———————

Roslyn M. Watson (71)
Board Member (2015)

Principal Occupation During Past 5 Years:

• Watson Ventures, Inc., a real estate investment company, Principal (1993-Present)

Other Public Company Board Memberships During Past 5 Years:

• American Express Bank, FSB, Director (1993-2018)

No. of Portfolios for which Board Member Serves: 44

———————

Benaree Pratt Wiley (75)
Board Member (1998)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development, Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-2020)

No. of Portfolios for which Board Member Serves: 62

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

James M. Fitzgibbons, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021, Head of North America Product, BNY Mellon Investment Management since January 2018, Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017; He is an officer of 56 investment companies (comprised of 106 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020, Director-BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 62 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021, Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Managing Counsel of BNY Mellon since December 2017, Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 45 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer (since August 2021) and Vice President and Assistant Secretary (since February 2020) of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer (since August 2021) and Vice President (since February 2020) of BNY Mellon ETF Trust; Managing Counsel (December 2019 to August 2021) and Counsel (May 2016 to December 2019) of BNY Mellon; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004, CCO of the Adviser from 2004 until June 2021 (56 investment companies, comprised of 119 portfolios). He is 64 years old and has served in various capacities with the Adviser since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 50 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon Floating Rate Income Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Alcentra NY, LLC
200 Park Avenue
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DFLAX Class C: DFLCX Class I: DFLIX Class Y: DFLYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 6240AR0821

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $57,990 in 2020 and $57,990 in 2021.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $5,420 in 2020 and $5,420 in 2021. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $0 in 2020 and $0 in 2021. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2020 and $0 in 2021.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2020 and $0 in 2021.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $3,624,805 in 2020 and $3,851,043 in 2021.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds IV, Inc.

By: /s/ David DiPetrillo

         David DiPetrillo

         President (Principal Executive Officer)

Date: October 20, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

         David DiPetrillo

         President (Principal Executive Officer)

Date: October 20, 2021

By: /s/ James Windels

         James Windels

        Treasurer (Principal Financial Officer)

Date: October 20, 2021

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)